Exhibit 99.1

Supplemental Information

CONTENTS

Night Vision Company, Inc.

September 30, 2004:

INDEPENDENT ACCOUNTANTS’ REPORT ON THE FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION

FINANCIAL STATEMENTS

Balance sheet
Statement of income
Statement of stockholder’s equity
Statement of cash flows

SUPPLEMENTARY INFORMATION

Operating expenses:
General and administrative and selling

December 31, 2003:

INDEPENDENT AUDITORS’ REPORT ON THE FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION

FINANCIAL STATEMENTS

Balance sheets
Statements of income
Statements of stockholder’s equity
Statements of cash flows
Notes to financial statements

SUPPLEMENTARY INFORMATION

Operating expenses:
General and administrative and selling

INDEPENDENT ACCOUNTANTS’ REPORT

To the Board of Directors

Night Vision Equipment Company, Inc.

Emmaus, Pennsylvania

We have compiled the accompanying balance sheet of Night Vision Company, Inc. (an S Corporation) as of September 30, 2004, and the related statements of income, retained earnings and cash flows for the nine months then ended, and the accompanying supplementary information, which is presented only for supplementary analysis purposes, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting information that is the representation of management in the form of financial statements and supplementary information. We have not audited or reviewed the accompanying financial statements and supplementary information, and accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user’s conclusions about the Company’s financial position, results of operations, and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.

Allentown, Pennsylvania

November 2, 2004

NIGHT VISION EQUIPMENT COMPANY, INC.

BALANCE SHEET

September 30, 2004

See Accountants’ Compilation Report

ASSETS
CURRENT ASSETS
Cash	$2,316,232
Accounts receivable, trade	9,191,105
Accounts receivable, related party	—
Inventory	7,322,468
Prepaid expenses	24,463
Total current assets	18,854,268

PROPERTY AND EQUIPMENT
Leasehold improvements	105,529
Furniture and fixtures	74,219
Equipment	285,054
Vehicle	58,219
523,021
Less accumulated depreciation	421,931
Property and equipment, net	101,090
Total assets	$18,955,358

LIABILITIES AND STOCKHOLDER’S EQUITY
CURRENT LIABILITIES
Accounts payable	$3,483,785
Accounts payable, related party	10,268
Accrued interest	2,447
Accrued profit sharing	179,115
Accrued wages	249,753
Customer deposits	70,285
Warranty reserve	25,000
Taxes payable	408,000
Total current liabilities	4,428,653

STOCKHOLDER’S EQUITY
Common stock, stated value $1 per share; authorized 10,000 shares; issued and outstanding 5,000 shares	5,000
Additional paid-in capital	23,000
Retained earnings	14,498,705
Total stockholder’s equity	14,526,705
Total liabilities and stockholder’s equity	$18,955,358

NIGHT VISION EQUIPMENT COMPANY, INC.

STATEMENT OF INCOME

Nine Months Ended September 30, 2004

See Accountants’ Compilation Report

	Amount	% of Sales
Sales, net	$70,544,107	100.0

Cost of sales:
Beginning inventory	4,678,084	6.6
Purchases	46,241,910	65.6
	50,919,994	72.2
Ending inventory	7,322,468	10.4
	43,597,526	61.8
Gross profit	26,946,581	38.2

Operating expenses:
General and administrative	3,972,034	5.2
Selling	870,149	1.3
	4,842,183	6.5
Operating income	22,104,398	31.7

Other income (expense):
Interest income	11,357	—
Net income	$22,115,755	31.7

NIGHT VISION EQUIPMENT COMPANY, INC.

STATEMENT OF STOCKHOLDER’S EQUITY

Nine Months Ended September 30, 2004

See Accountants’ Compilation Report

			Additional Paid-In Capital	Retained Earnings
	Common Stock
	Shares	Amount
Balance, January 1, 2004	5,000	$5,000	$23,000	$12,550,022
Net income	—	—	—	22,115,755
Distributions	—	—	—	(20,167,072)
Balance, September 30, 2004	—	$—	$—	$14,498,705

NIGHT VISION EQUIPMENT COMPANY, INC.

STATEMENT OF CASH FLOWS

Nine Months Ended September 30, 2004

See Accountants’ Compilation Report

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$22,115,755
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	14,822
(Increase) decrease in assets:
Accounts receivable	1,119,519
Inventory	(2,644,384)
Prepaid expenses	8,666
Security deposit	—
Increase (decrease) in liabilities:
Accounts payable	(588,520)
Accrued expenses	180,523
Customer deposits	(20,827)
Taxes payable	310,200

Net cash provided by operating activities	20,495,754

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(14,000)

Net cash used in investing activities	(14,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions	(20,167,072)

Net cash used in financing activities	(20,167,072)

Net increase in cash	314,682

Cash:
Beginning	2,001,550

Ending	$2,316,232

NIGHT VISION EQUIPMENT COMPANY, INC.

GENERAL AND ADMINISTRATIVE AND SELLING EXPENSES

Nine Months Ended September 30, 2004

See Accountants’ Compilation Report

	Amount	% of Sales
General and administrative:
Bank and bond fees	$2,180	—
Computer	39,728	0.1
Consulting	161,915	0.2

Contributions	225,375	0.3
Credit card fees	26,052	—
Data processing	2,472	—

Depreciation	14,822	—
Dues and subscriptions	9,979	—
Employee benefits	167,304	0.2
Freight	282,089	0.4

Import duty	11,013	—
Insurance	155,762	0.2
Interest	2,447	—
Miscellaneous	2,459	—

Moving	86	—
Office expense	26,460	—
Postage	7,456	—
Production	93,373	0.1

Professional fees	68,589	0.1
Profit sharing	174,817	0.2
Profit sharing, administration	5,860	—
Rent	116,000	0.2

Repairs and maintenance	28,140	—
Salaries and wages	1,455,045	2.1
Salary, officer	187,500	0.3
Security	1,710	—

Shipping	25,059	—
Supplies, other	16,414	—
Supplies, shop	10,770	—
Taxes, other	439,212	0.6
Taxes, payroll	149,139	0.2
Telephone	10,977	—
Tooling costs	7,529	—

Utilities	29,076	—
Vehicle	10,611	—
Warranty	4,614	—
	$3,972,034	5.2

Selling:
Catalog	$15,577	—
Research and development	29	—
Salaries, sales	688,352	1.1
Show and travel	166,191	0.2
	$870,149	1.3

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

Night Vision Equipment Company, Inc.

Emmaus, Pennsylvania

We have audited the accompanying balance sheets of Night Vision Equipment Company, Inc. (an S Corporation) as of December 31, 2003 and 2002, and the related statements of income, stockholder’s equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

Except as discussed in the following paragraph, we conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We did not observe the physical inventory stated at $2,998,129 taken as of December 31, 2002, since that date was prior to our initial engagement as auditors for the Company, and the Company’s records do not permit adequate retroactive tests of inventory quantities.

Because of the matter discussed in the preceding paragraph, the scope of our work was not sufficient to enable us to express, and we do not express, an opinion on the balance sheet as of December 31, 2002, and the results of operations, changes in stockholder’s equity, and cash flows for the years ended December 31, 2003 and 2002.

In our opinion, the balance sheet as of December 31, 2003 presents fairly, in all material respects, the financial position of Night Vision Equipment Company, Inc. as of December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

Allentown, PA

March 22, 2004

NIGHT VISION EQUIPMENT COMPANY, INC.

BALANCE SHEETS

December 31, 2003 and 2002

	2003	2002
ASSETS

CURRENT ASSETS
Cash	$2,001,550	$3,119,575
Accounts receivable, trade	9,899,522	1,920,615
Accounts receivable, related party	411,102	73,515
Inventory	4,678,084	2,998,129
Prepaid expenses	33,130	21,132
Total current assets	17,023,388	8,132,966
PROPERTY AND EQUIPMENT
Leasehold improvements	105,529	55,458
Furniture and fixtures	74,219	68,534
Equipment	271,054	259,617
Vehicle	58,219	—
	509,021	383,609
Less accumulated depreciation	407,109	318,242
Property and equipment, net	101,912	65,367
Total assets	$17,125,300	$8,198,333

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Accounts payable	$3,809,076	$2,373,495
Accounts payable, related party	273,497	91,801
Accrued profit sharing	204,425	138,316
Accrued wages	46,367	81,115
Customer deposits	91,113	37,067
Warranty reserve	25,000	19,560
Taxes payable	97,800	49,968
Total current liabilities	4,547,278	2,791,322
STOCKHOLDER’S EQUITY
Common stock, stated value $1 per share; authorized 10,000 shares; issued and outstanding 5,000 shares	5,000	5,000
Additional paid-in capital	23,000	23,000
Retained earnings	12,550,022	5,379,011
Total stockholder’s equity	12,578,022	5,407,011
Total liabilities and stockholder’s equity	$17,125,300	$8,198,333

See Notes to Financial Statements.

NIGHT VISION EQUIPMENT COMPANY, INC.

STATEMENTS OF INCOME

Years Ended December 31, 2003 and 2002

	2003		2002
	Amount	% of Sales	Amount	% of Sales
Sales, net	$53,316,323	100.0	$21,767,615	100.0

Cost of sales:
Beginning inventory	2,998,129	5.6	1,398,267	6.4
Purchases	32,944,150	61.8	15,040,957	69.1
	35,942,279	67.4	16,439,224	75.5
Ending inventory	4,678,084	8.8	2,998,129	13.8
	31,264,195	58.6	13,441,095	61.7
Gross profit	22,052,128	41.4	8,326,520	38.3
Operating expenses:
General and administrative	4,369,314	8.2	3,069,930	14.1
Selling	835,909	1.6	575,622	2.6
	5,205,223	9.8	3,645,552	16.7
Operating income	16,846,905	31.6	4,680,968	21.6
Other income (expense):
Interest income	13,548	—	15,341	0.1
Net income	$16,860,453	31.6	$4,696,309	21.7

See Notes to Financial Statements.

NIGHT VISION EQUIPMENT COMPANY, INC.

STATEMENTS OF STOCKHOLDER’S EQUITY

Years Ended December 31, 2003 and 2002

			Additional Paid-In Capital	Retained Earnings
	Common Stock
	Shares	Amount

Balance, January 1, 2002	5,000	$5,000	$23,000	$2,735,285
Net income	—	—	—	4,696,309
Distributions	—	—	—	(2,052,583)
Balance, December 31, 2002	5,000	5,000	23,000	5,379,011
Net income	—	—	—	16,860,453
Distributions	—	—	—	(9,689,442)
Balance, December 31, 2003	5,000	$5,000	$23,000	$12,550,022

See Notes to Financial Statements.

NIGHT VISION EQUIPMENT COMPANY, INC.

STATEMENTS OF CASH FLOWS

Years Ended December 31, 2003 and 2002

	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$16,860,453	$4,696,309
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	88,867	12,364
(Increase) decrease in assets:
Accounts receivable	(8,316,494)	1,568,402
Inventory	(1,679,955)	(1,599,862)
Prepaid expenses	(11,998)	(41,316)
Security deposit	—	3,768
Increase (decrease) in liabilities:
Accounts payable	1,617,278	(1,764,152)
Accrued expenses	31,360	(16,846)
Customer deposits	54,046	37,067
Warranty reserve	5,440	14,368
Taxes payable	47,832	29,783
Net cash provided by operating activities	8,696,829	2,939,885
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(125,412)	—
Net cash used in investing activities	(125,412)	—
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions	(9,689,442)	(2,052,583)
Net cash used in financing activities	(9,689,442)	(2,052,583)
Net increase (decrease) in cash	(1,118,025)	887,302
Cash:
Beginning	3,119,575	2,232,273
Ending	$2,001,550	$3,119,575
SUPPLEMENTARY DISCLOSURE OF CASH FLOW INFORMATION
Cash payments for:
Interest	$3,262	$—

See Notes to Financial Statements.

NIGHT VISION EQUIPMENT COMPANY, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1.  Summary of Significant Accounting Policies

Nature of operations:

The Company was incorporated December 17, 1986 in the state of Pennsylvania. The Company is engaged in the assembly and sale of night vision equipment, combat I.D. systems, and I.R. laser aiming and illuminating systems and has locations in both Arizona and Pennsylvania. The Company has a GSA Contract with the United States Department of Defense for law enforcement and security equipment, which runs for the period August 1, 2001 through July 31, 2006. The Company also has a DSCC contract with the United States Department of Defense, which runs for the period September, 2003 to September, 2004. The DSCC contract contains a 4 year renewal option.

Accounting method:

The Company utilizes the accrual method of accounting for both financial statement and income tax reporting purposes.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition:

The Company performs all services prior to recognizing revenue. Service is deemed complete when shipment has been delivered to its final destination.

Inventory:

Inventories are valued at lower of cost or market using the specific identification method for high dollar items, and the FIFO (first-in, first-out) method for all other items.

Property and equipment:

Property and equipment are stated at cost and depreciated using accelerated methods over the estimated useful lives of the related assets, which range from five to thirty-nine years.

Expenditures for maintenance and repairs are charged against operations. Renewals and betterments that materially extend the life of the assets are capitalized.

Bad debt expense:

Accounts are charged to bad debt expense as they are deemed uncollectible based upon a periodic review of the accounts. As of December 31, 2003 and 2002, no allowance for uncollectible accounts was considered necessary. Bad debt expense for the years ended December 31, 2003 and 2002 was $1,684 and $0, respectively.

Shipping and handling costs:

It is the policy of the Company to classify shipping and handling costs as part of general and administrative expenses in the statement of income.

Warranties:

The Company warrants its products against defects for one year from date of purchase. The Company provides an allowance that is based upon historical information and existing economic conditions. The reserve for warranty claims as of December 31, 2003 and 2002 was $25,000 and $19,560, respectively. Warranty expense for the years ended December 31, 2003 and 2002 was $28,160 and $24,755, respectively.

Advertising:

The Company expenses the costs of advertising at the time the advertising takes place. Advertising expense for the years ended December 31, 2003 and 2002 is $26,074 and $37,959, respectively.

Research and development:

Research and development expenditures are charged to operations as incurred. Research and development costs for the years ended December 31, 2003 and 2002 were $20,740 and $10,614 respectively.

Income taxes:

The Company has elected to be treated as an S corporation under subchapter ‘‘S’’ of the Internal Revenue Code. Consequently, the Company is not liable for federal and state income taxes, except to the extent that the Company operates in state jurisdictions that do not recognize S corporation status. The stockholder reports the Company’s income, losses and tax credit on his individual income tax returns.

Note 2.  Related Party Transactions

The Company is paying rent for office and warehouse facilities in Arizona and Pennsylvania to the wife of its sole stockholder. The agreements for all locations are on a month-to-month basis. Rent expense amounts to $108,000 for both of the years ended December 31, 2003 and 2002.

The stockholder of the Company is a 100% owner in an affiliated company. The Company transacts business with the related company as part of the normal course of business. Sales to the related company for the years ended December 31, 2003 and 2002 were $1,886,940 and $1,881,051, respectively. Receivables and payables related to the related party were included in the balance sheet as follows:

	2003	2002
Accounts receivable, related party	$411,102	$73,515
Accounts payable, related party	273,497	91,801

Note 3.  Defined Contribution Plans:

The Company maintains a defined contribution retirement plan. All employees who have completed six months service and attained age 21 are eligible to participate. Company contributions are at the sole discretion of the stockholder. The Company’s contributions for the years ended December 31, 2003 and 2002 were $204,425 and $138,316, respectively. It is the policy of the Company to fund profit sharing costs accrued.

Note 4.  Leases:

The Company lease vehicles under operating lease agreements with terms which expired in 2003. Lease costs for the years ended December 31, 2003 and 2002 were $20,071 and $23,910, respectively.

Note 5.  Commitment:

During 1998, the Company entered into an incentive agreement with an employee which provides for certain rights to future earnings. The agreement calls for payments to be made in five equal annual installments beginning in 2002. The payments are classified as Consulting expense on the income statement and amounted to $81,546 for both of the years ended December 31, 2003 and 2002. Future minimum payments related to the incentive agreement as of December 31, 2003 are as follows:

Year ending December 31,
2004	$81,546
2005	81,546
2006	81,546
$244,638

Note 6.  Major Customer

Total sales in fiscal year ended 2003 included 84% to various branches of the United States Department of Defense excluding sales to private contractors who in turn sell to the United States Government. Sales to the United States Department of Defense in 2003 and 2002 accounted for 84% and 88% of total sales, respectively.

The Company’s success is largely dependent on its ability to maintain working relationships with agents at the military bases and good quality control. The Company must continue to meet the requirements of the government agencies overseeing the procurement of the Company’s services. Any failure to meet or maintain the requirements in the government procurement policy could adversely affect its results of operations. The Company’s risk is minimized by the large volume of contracts individually maintained with each base.

Note 7.  Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of trade accounts receivable and cash balances in excess of federally insured amounts.

Accounts receivable:

Concentrations of credit risk with respect to accounts receivable are limited because the Company’s major customer is the United States Government or its agencies. Funds are electronically transferred to the Company, and are normally received within 30 to 60 days of delivery.

Cash:

The Company’s cash accounts are maintained in commercial banks located in Pennsylvania and Arizona. The total amount by which cash on deposit in these banks exceeds the federally insured limits is approximately $4,160,000 as of December 31, 2003. The Company has not experienced any losses as a result of these noninsured cash balances.

Note 8.  Backlog

As of the date of the report, the Company has backlog orders or approximately $53,000,000 of which approximately $15,000,000 is related to unfilled orders as of December 31, 2003.

NIGHT VISION EQUIPMENT COMPANY, INC.

GENERAL AND ADMINISTRATIVE AND SELLING EXPENSES

Years Ended December 31, 2003 and 2002

	2003		2002
	Amount	% of Sales	Amount	% of Sales
General and administrative:
Bad debts	$1,684	—	$—	—
Bank and bond fees	11,131	—	8,861	—
Computer	64,934	0.1	57,737	0.3
Consulting	296,296	0.6	263,401	1.2

Contributions	74,208	0.1	60,360	0.3
Credit card fees	55,227	0.1	27,076	0.1
Custom fees	4,329	—	12,593	0.1
Data processing	2,838	—	4,738	—

Depreciation	88,867	0.2	12,364	0.1
Dues and subscriptions	6,261	—	5,323	—
Employee benefits	135,978	0.3	76,089	0.3
Freight	164,151	0.3	109,763	0.5

Import duty	74,206	0.1	46,373	0.2
Insurance	38,376	0.1	80,125	0.4
Interest	3,262	—	—	—
Miscellaneous	5,695	—	11,229	0.1

Moving	5,000	—	14,754	0.1
Office expense	41,520	0.1	29,341	0.1
Postage	8,539	—	8,927	—
Production	89,161	0.2	59,115	0.3

Professional fees	29,535	0.1	19,483	0.1
Profit sharing	204,425	0.4	138,316	0.6
Profit sharing, administration	4,763	—	5,428	—
Rent	108,000	0.2	108,000	0.5

Repairs and maintenance	27,389	0.1	37,897	0.2
Salaries and wages	1,764,730	3.2	1,151,737	5.3
Salary, officer	404,808	0.8	360,000	1.7
Security	1,559	—	2,637	—

Shipping	16,059	—	5,758	—
Supplies, other	9,740	—	4,740	—
Supplies, shop	8,528	—	8,251	—
Taxes, other	175,000	0.3	43,769	0.2

Taxes, payroll	164,452	0.3	109,401	0.5
Telephone	18,394	—	16,984	0.1
Temporary personnel	152,855	0.3	101,730	0.5
Tooling costs	30,209	0.1	—	—

Utilities	28,974	0.1	18,965	0.1
Vehicle	20,071	—	23,910	0.1
Warranty	28,160	0.1	24,755	0.1
	$4,369,314	8.2	$3,069,930	14.1

	2003		2002
	Amount	% of Sales	Amount	% of Sales
Selling:
Catalog	$26,074	—	$37,959	0.2
Research and development	20,740	—	10,614	—
Salaries, sales	483,686	1.0	353,719	1.6
Show and travel	305,409	0.6	173,330	0.8
	$835,909	1.6	$575,622	2.6